===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        First Century Bankshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                        FIRST CENTURY BANKSHARES, INC.
                              500 Federal Street
                        Bluefield, West Virginia 24701



March 23, 2001

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of First Century Bankshares Inc., (the "Company") a West Virginia corporation and owner of 100% of the outstanding common stock of its subsidiary, First Century Bank, N.A., Bluefield, West Virginia, which will be held on Tuesday, April 17, 2001, at 11:00 o'clock a.m., at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia.

    It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope for which postage has been paid. If you have any questions regarding the information in the attached proxy materials, please do not hesitate to call First Century Bank, N.A.,
(304)325-8181.

    You will be asked at the meeting to fix the number of directors for the Company for the ensuing year at fifteen (15), and to elect the nominees submitted for your consideration in the accompanying Proxy Statement. You will also be asked to ratify the selection of independent auditors for the Company for the year ending December 31, 2001.

    You are urged to read this accompanying Proxy Statement carefully, as it contains detailed information regarding the nominees for directors of the Corporation and the independent auditors of the Corporation.


                              Very truly yours,


                              /s/ B. L. Jackson, Jr.

                              B. L. Jackson, Jr.
                              Chairman of the Board


                              /s/ R. W. Wilkinson

                              R. W. Wilkinson, President
                              and Chief Executive Officer

                        FIRST CENTURY BANKSHARES, INC.
                              500 Federal Street
                        Bluefield, West Virginia  24701

                ----------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                ----------------------------------------------

TIME..............................   11:00 a.m. on Tuesday, April 17, 2001

PLACE.............................   Fincastle Country Club
                                     Route 720, Double Gates
                                     Bluefield, Virginia

ITEMS OF BUSINESS.................   (1)  To fix the number of directors for the
                                          Company for the ensuing year at
                                          fifteen (15) and to elect the nominees
                                          submitted for your consideration;

                                     (2)  Ratify the selection of the Company's
                                          independent auditors for the fiscal
                                          year ending December 31, 2001; and

                                     (3)  To transact such other business as may
                                          properly come before the meeting. The
                                          Board of Directors at present knows of
                                          no other business to come before the
                                          annual meeting.

RECORD DATE.......................   Only those shareholders of record at the
                                     close of business on March 19, 2001 shall be entitled to notice and to vote at the meeting.

ANNUAL REPORT.....................   Our 2000 Annual Report, which is not a part
                                     of the proxy materials, is enclosed.

PROXY VOTING .....................   It is important that your shares be
                                     represented and voted at the Meeting.
                                     Please MARK, SIGN, DATE and PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope. Any proxy may be revoked prior to its exercise at the Meeting.

March 23, 2001....................                                 B. L. Jackson
                                                           Chairman of the Board

                               TABLE OF CONTENTS

PROXY STATEMENT..........................................................   1
     Shareholders Entitled to Vote.......................................   1
     Proxies.............................................................   1
     Vote By Mail........................................................   1
     Voting at the Annual Meeting........................................   1
     Voting of Other Matters.............................................   1
     List of Shareholders................................................   1
     Required Vote.......................................................   2
     Cost of Proxy Solicitation..........................................   2
     Shareholder Account Maintenance.....................................   2
     Section 16(a) Beneficial Ownership Reporting Compliance.............   3

GOVERNANCE OF THE COMPANY................................................   3
     Board and Committee Membership......................................   3
     The Executive Committee.............................................   3
     The Audit and Compliance Committee..................................   4
     Compensation Committee..............................................   4
     Related Transactions................................................   4
     Indemnification.....................................................   4
     Fees and Benefit Plans for Directors................................   4
         Meeting Fees....................................................   4

ITEM 1 -- ELECTION OF DIRECTORS..........................................   5
     Security Ownership of Directors and Officers........................   5
     Family Relationships................................................   5


NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2002........................   6

ITEM 2 -- APPROVAL OF AUDITORS...........................................   8

AUDIT AND COMPLIANCE COMMITTEE REPORT....................................   9
     Audit Fees..........................................................   9
     All Other Fees......................................................   9
     The Audit and Compliance Committee..................................   9

EXECUTIVE COMPENSATION...................................................  10
     Cash Compensation...................................................  10
     Summary Compensation Table..........................................  10

EXECUTIVE COMPENSATION COMMITTEE REPORT..................................  12
     Overview of Compensation Philosophy.................................  12
          Salaries.......................................................  12
          Executive Annual Incentive Awards..............................  12
          Long-term Incentive Compensation...............................  12
     Evaluation of Executive Performance.................................  12

     Total Compensation..................................................  13
     Salaries............................................................  13
          President and CEO..............................................  13
          Other Named Executive Officers.................................  13
     Executive Annual Incentive Awards...................................  13
     Long-Term Incentive Compensation - Stock Option Plan................  14
          President and CEO..............................................  14
          Other Named Executive Officers.................................  14
     Glossary............................................................  14
          Committee......................................................  14
          Executive Bonus Awards.........................................  14
          Stock Options..................................................  14
          Named Executive Officers.......................................  14
          Peer Group.....................................................  14
     The Executive Compensation Committee................................  14
     First Century Bankshares, Inc. Plans................................  14
          Retirement Savings Plan........................................  14
          Pension Plan...................................................  14

PERFORMANCE GRAPH........................................................  16

IDENTIFICATION OF EXECUTIVE OFFICERS.....................................  17

PRINCIPAL STOCKHOLDERS...................................................  18

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION
     OF PROXY PROPOSALS AND OTHER BUSINESS OF SHAREHOLDERS...............  19
     Stock Transfers.....................................................  19

FORM 10-K................................................................  19

APPENDIX A  - First Century Bankshares, Inc. Audit Committee Charter

                                                  First Century Bankshares, Inc.
                                                  500 Federal Street
                                                  Bluefield, West Virginia 24701

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

         These proxy materials are delivered in connection with the solicitation by the Board of Directors of First Century Bankshares, Inc. ("First Century," the "Company," "we," or "us"), a West Virginia corporation, of proxies to be voted at our 2001 Annual Meeting of Shareholders and at any adjournment or postponement.

         You are invited to attend our Annual Meeting of Shareholders on April 17, 2001, beginning at 11:00 a.m. The Meeting will be held at the Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia.

Shareholders Entitled to Vote

         Holders of record of First Century common shares at the close of business on March 19, 2001 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 2,000,000 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Meeting.

Proxies

         Your vote is important. Shareholders of record may vote their proxies by mail. If you choose to vote by mail, a postage-paid envelope is provided.

         Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting at the Annual Meeting.

         You may save us the expense of a second mailing by voting promptly. Choose one of the following voting methods to cast your vote.

Vote By Mail

         If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to us in the postage-paid envelope provided.

Voting at the Annual Meeting

         The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

         All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting of Other Matters

         If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

List of Shareholders

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 500 Federal Street,

Bluefield, West Virginia 24701, by contacting the Secretary of the Company.

Required Vote

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

         A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

         In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires.

         At our 2001 Annual Meeting, the number of directors to be elected is fifteen (15). Each shareholder has the right to cast one (1) vote in the election of directors for each share of stock held on the record date. If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the fifteen
(15) nominees. If cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of First Century Bankshares, Inc. in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

         On the record date, there were 2,000,000 shares of common stock outstanding which are held by approximately 597 shareholders of record. A majority of the outstanding shares of First Century Bankshares, Inc. will constitute a quorum at the meeting.

         The affirmative vote of a majority of the votes cast is required to approve the appointment of PricewaterhouseCoopers LLP. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

Cost of Proxy Solicitation

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the Company's common stock. Upon request we will reimburse these entities for their reasonable expenses.

Shareholder Account Maintenance

         We act as our own Transfer Agent. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer common shares and similar issues can be handled by calling the Financial Services Division of First Century Bank, N.A. at (304) 324-3276.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in First Century shares with the SEC. Based on our records and other information, we believe that in 2000 our Directors and executive officers met all applicable SEC filing requirements.

--------------------------------------------------------------------------------

                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------

Board and Committee Membership

         During 2000, the Board of Directors met five (5) times. The Board of Directors of the Company has a standing Executive Committee, Audit & Compliance Committee and Compensation Committee. The following directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the board on which he served: Marshall S. Miller, John H. Shott, Scott H. Shott and Frank W. Wilkinson.

--------------------------------------------------------------------------------
                                          Executive     Audit &    Compensation
Name                             Board    Committee   Compliance    Committee
----                             -----    ---------   ----------    ---------
Paul Cole, Jr.                     X
Eustace Frederick                  X                       X*
B. L. Jackson, Jr.                 X*                      X
Robert M. Jones, Jr.               X          X*                        X*
Marshall S. Miller                 X                       X
Charles A. Peters                  X          X                         X
C. E. Richner                      X                       X
Byron K. Satterfield               X          X
John H. Shott                      X
Scott H. Shott                     X          X                         X
Walter L. Sowers                   X
J. Brookins Taylor                 X
Frank W. Wilkinson                 X
R. W. Wilkinson                    X          X

2000 Meetings                      5          3            4            1

___________
* Chair
--------------------------------------------------------------------------------

The Executive Committee

         The Executive Committee is comprised of five directors, Robert M. Jones, Jr., Charles A. Peters, Byron K. Satterfield, Scott H. Shott and R. W. Wilkinson. The Executive Committee makes recommendations regarding nominees to the Board of Directors, and is responsible for the management of the budget, development of policies and implementation of such policies and review of personnel and salaries. The Executive Committee performs such duties and exercises the powers delegated to it by the Board of Directors.

The Audit and Compliance Committee

         The Audit and Compliance Committee has the primary responsibility to review and evaluate significant matters relating to audit, internal control and compliance. It reviews, with representatives of the independent auditors, the scope and results of the examination of financial statements, audit fees and any recommendations with respect to internal controls and financial matters. This committee is also responsible for monitoring trust activities, including the review of the assets in each trust as to their safety and current value, and the advisability of retaining or disposing of such assets.

         Current members of this committee are C. E. Richner, Eustace Frederick,
B. L. Jackson and Marshall S. Miller, as well as Chandler Swope, a director from the subsidiary bank's board of directors. A copy of the Audit and Compliance Committee's charter is attached as Appendix A to these Annual Meeting Materials.

         Under the definition of independence set forth in Rule 4200(a)(15) of the National Association of Securities Dealers, the Board of Directors has determined that all members of the audit committee are independent. For information concerning the audit fees paid by the Company in 2000 and for information about the Company's auditors generally, see The Audit and Compliance Committee Report on page 9 of these Annual Meeting materials and Appendix A.

Compensation Committee

         The Compensation Committee consists of the non-employee members of the Executive Committee. This Committee establishes the compensation and evaluates the performance of the President and CEO and other executive officers.

Related Transactions

         Directors and executive officers of the Company and its subsidiaries, members of their immediate families, and business organizations and individuals associated with them have been customers of, and have had normal banking transactions with, First Century Bankshares, Inc. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Indemnification

         We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws.

Fees and Benefit Plans for Directors

         Directors of the Company do not receive a fee for their services. Board fees are paid by our subsidiary bank. Directors of First Century Bankshares, Inc. receive the following compensation.

         Meeting Fees. Non-employee Directors of the Company are paid a retainer fee of $1,500 for board meeting attendance and $100 for each committee meeting attended during the year. Directors of the Company who are also directors of First Century Bank, N.A. receive compensation in the amount of $200 for each board meeting attended and $100 for each committee meeting attended.

         Employee directors do not receive board fees for their service on the Company's Board and on the board of the Company's subsidiary.

                        ITEM 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors currently consists of one class of fourteen (14) Directors. Fifteen (15) Directors will be elected at our 2001 Annual Meeting to serve for a one-year term expiring at our Annual Meeting in the year 2002.

         The persons named in the enclosed proxy intend to vote the proxy for the election of each of the fifteen nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

         The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2002 at the Annual Meeting: Paul Cole, Jr., Eustace Frederick, B. L. Jackson, Jr., Robert M. Jones, Jr., Marshall S. Miller, Charles A. Peters, C. E. Richner, Byron K. Satterfield, John H. Shott, Scott H. Shott, Walter L. Sowers, Wm. Chandler Swope, J. Brookins Taylor, Frank W. Wilkinson and R. W. Wilkinson.

         The Board of Directors recommends a vote FOR the election of these nominees for election as Directors.

         We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.

         The principal occupation and certain other information about the nominees for Director are set forth on the following pages.

Security Ownership of Directors and Officers

         As of February 28, 2001, Directors and the named executive officers of the Company:

 .    owned beneficially, directly or indirectly, the number of shares of common stock indicated; and

 .    held the number of options exercisable within sixty (60) days after that date, to purchase the number of shares indicated pursuant to the Company's Stock Option Plans.

         All Directors and executive officers as a group owned 451,895 shares or 22.59% of the Company's common stock.

Family Relationships

         Mr. Frank W. Wilkinson is the son of R. W. Wilkinson. Scott H. Shott is John H. Shott's uncle.

                                                                                         Amount of Beneficial
     Name and Age as of the                Position, Principal Occupation               Ownership of Shares of
   April 17, 2001 Meeting Date         Business Experience and Directorships           Common Stock and Options
--------------------------------------------------------------------------------------------------------------------
                                 NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2002
--------------------------------------------------------------------------------------------------------------------
                                                                                      Shares       Options     %
--------------------------------------------------------------------------------------------------------------------
Paul Cole, Jr. ............ 69     President, Cole Motor Company and Cole             21,500        1,000    1.08%
                                   Chevrolet - Cadillac; Director of the Company        (1)
                                   since 1998.
--------------------------------------------------------------------------------------------------------------------
Eustace Frederick.......... 70     Mining Engineering Consultant; formerly             3,200        1,000       *
                                   Senior Vice President, Consolidation Coal            (2)
                                   Company; Director of the Company since 1987.
--------------------------------------------------------------------------------------------------------------------
B. L. Jackson.............. 76     Formerly, President, The First National Bank       13,643        1,000       *
                                   of Bluefield.  Chairman of the Board of the          (3)                     *
                                   Company.  Director of the Company since 1983.
--------------------------------------------------------------------------------------------------------------------
Robert M. Jones ........... 48     Physician and Surgeon.  Vice Chairman of the       70,598        1,000    3.53%
                                   Board of the Company.  Director of the
                                   Company since 1993.
--------------------------------------------------------------------------------------------------------------------
Marshall S. Miller ........ 58     President, Marshall Miller & Associates,            2,600        1,000       *
                                   Director of the Company since 2000.
--------------------------------------------------------------------------------------------------------------------
Charles A. Peters ......... 78     President, Peters Equipment, Inc.  Secretary       13,260        1,000       *
                                   of the Company.  Director of the Company             (4)
                                   since 1983.
--------------------------------------------------------------------------------------------------------------------
C. E. Richner.............. 77     President, C. E. Richner Drilling Company.          2,924        1,000       *
                                   Director of the Company since 1989.
--------------------------------------------------------------------------------------------------------------------
Byron K. Satterfield ...... 62     Executive Vice President and Trust Officer of                    2,958       *
                                   First Century Bank, N.A.  Director of the          16,420
                                   Company since 1984.                                  (5)
--------------------------------------------------------------------------------------------------------------------
John H. Shott.............. 52     Attorney, Shott, Gurganus & Williamson.             2,251        1,000       *
                                   Director of the Company since 1999.
--------------------------------------------------------------------------------------------------------------------
Scott H. Shott............. 74     Vice President, The Hugh I. Shott, Jr.,            25,148        1,000    1.26%
                                   Foundation.  Director of the Company since
                                   1985.
--------------------------------------------------------------------------------------------------------------------
Walter L. Sowers .......... 61     President, Pemco Corporation, Manufacturer of       7,451        1,000       *
                                   Electrical Products.  Director of the Company
                                   since 1983.
--------------------------------------------------------------------------------------------------------------------
Wm. Chandler Swope......... 58     President, Swope Construction Company.              2,100        1,000       *
                                   New Nominee for Director.                            (6)
--------------------------------------------------------------------------------------------------------------------

                                                                                        Amount of Beneficial
     Name and Age as of the                Position, Principal Occupation               Ownership of Shares of
   April 17, 2001 Meeting Date          Business Experience and Directorships          Common Stock and Options
--------------------------------------------------------------------------------------------------------------------
                                                                                     Shares     Options       %
--------------------------------------------------------------------------------------------------------------------
J. Brookins Taylor ........... 74  Physician.  Director of the Company since 1984.    36,196     1,000      1.81%
                                                                                      (7)
--------------------------------------------------------------------------------------------------------------------
Frank W. Wilkinson ........... 39  Executive Vice President and Chief Operating      10,298      2,070         *
                                   Officer, First Century Bank, N.A.                   (8)
                                   Director of the Company since 1996.
--------------------------------------------------------------------------------------------------------------------
R. W. Wilkinson .............. 68  Chairman, First Century Bank.  President and     221,500      9,528     11.08%
                                   Chief Executive Officer of the Company and           (9)
                                   First Century Bank, N.A.  Director of the
                                   Company since 1983.
--------------------------------------------------------------------------------------------------------------------

* Indicates the Director owns less than 1% of the Company's issued and outstanding shares.

(1) Includes 21,000 shares owned of record by Mr. Cole. Also, includes 500 shares owned of record by Mr. Cole's wife.

(2) Includes 2,000 shares owned of record by Mr. Frederick. Also, includes 1,200 shares owned of record by Mr. Frederick's children.

(3) Includes 7,546 shares owned of record by Mr. Jackson. Also, includes 5,484 shares owned of record by Mr. Jackson's wife and 613 shares owned of record by Mr. Jackson's children.

(4) Includes 11,255 shares owned of record by Mr. Peters. Also, includes 2,005 shares owned of record by Mr. Peters' wife.

(5) Includes 12,020 shares owned of record by Mr. Satterfield. Also, includes 1,000 shares controlled by Mr. Satterfield as trustee of a family trust, and 3,400 shares owned by Mr. Satterfield's wife.

(6) Includes 1,600 shares owned of record by Mr. Swope. Also includes 500 shares owned of record by Mr. Swope's wife.

(7) Dr. Taylor disclaims beneficial ownership of 35,196 shares which shares are held in trust for the benefit of Dr. Taylor's wife.

(8) Includes 7,250 shares owned of record by Mr. Wilkinson. Also includes 3,048 shares owned by Mr. Wilkinson's children.

(9) Includes 201,500 shares owned of record by Mr. Wilkinson. Also includes 20,000 shares owned of record by Mr. Wilkinson's wife, as to which Mr. Wilkinson disclaims beneficial ownership.

                         ITEM 2-- APPROVAL OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has appointed PricewaterhouseCoopers LLP to serve as our independent auditors for 2001 subject to the ratification of our shareholders. For information concerning the audit fees paid by the Company in 2000 and for information about the Company's auditors generally, see the Audit and Compliance Committee Report on p. 9 of these Annual Meeting Materials.

         Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

         The affirmative vote of a majority of votes cast on this proposal is required for the approval of this proposal.

         The Board of Directors recommends a vote FOR the approval of PricewaterhouseCoopers LLP as our independent auditors for the year 2001.

                     AUDIT AND COMPLIANCE COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit and Compliance Committee of the Board of Directors of the Company is composed of five independent directors. The members of the Audit and Compliance Committee are C. E. Richner, Eustace Frederick, B. L. Jackson, Marshall S. Miller and Wm. Chandler Swope.

         The Audit and Compliance Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit and Compliance Committee Charter is attached to this proxy statement as Appendix A.

         The Audit and Compliance Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000, and discussed them with Management and the Company's independent accountants, PricewaterhouseCoopers LLP. The Audit and Compliance Committee also has discussed with the independent accountants the matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards No. 61.

         The Audit and Compliance Committee has received from the independent accountants the written disclosures and letter required by the Independence Standards Board Standard No. 1, and the Audit and Compliance Committee has discussed with the accountants their independence from the Company and Management.

         Based on the review and discussions described above, the Audit and Compliance Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2000, be included in the Company's Annual Report on Form 10-K for that fiscal year.

         In connection with new standards for independence of the Company's external auditors issued by the Securities and Exchange Commission, during the 2001 fiscal year, the Audit and Compliance Committee will consider in advance whether the provision of any non-audit services by the Company's independent accountants is compatible with maintaining such independence.

Audit Fees

         PricewaterhouseCoopers LLP billed the Company $75,500 for the audit services it provided with respect to its audit of the Company's financial statements for the fiscal year ended December 31, 2000, and its review of the Company's Forms 10-Q.

All Other Fees

         In addition to the audit fees the Company paid PricewaterhouseCoopers LLP $7,000 in out-of-pocket expenses, $15,000 in tax review fees and $5,000 for services rendered by PricewaterhouseCoopers' human resources subsidiary.

         The Audit and Compliance Committee has considered and determined that the provision of these additional services is compatible with maintaining PricewaterhouseCoopers' independence. For more information concerning the Company's Audit and Compliance Committee, see p. 4 of these Annual Meeting materials and Appendix A.

THE AUDIT AND COMPLIANCE COMMITTEE

         C. E. Richner
         Eustace Frederick
         B. L. Jackson
         Marshall S. Miller
         Wm. Chandler Swope

                            EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Cash Compensation

         Executive officers of the Company are not compensated for services rendered to the Company. Executive officers of its subsidiaries are compensated for services rendered. The table below sets forth the cash compensation of the Company's Chief Executive Officer and any executive officer of First Century Bankshares, Inc. or its subsidiary earning $100,000 or more for the years ended December 31, 2000, 1999, and 1998.

----------------------------------------------------------------------------------------------------------------------
                                             Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                                             Long Term
                                                    Annual Compensation                     Compensation
                                  ------------------------------------------------------------------------
                                                                                             Securities
Name and                                                                      Other          Underlying       All
Principal Position                 Year        Salary        Bonus/(1)/   Compensation/(2)/    Options      Other/(3)/
----------------------------------------------------------------------------------------------------------------------
R. W. Wilkinson                    2000       $211,875       $88,593            -                -          $53,757
Chairman, President and CEO        1999       $203,100       $87,106            -                -          $49,543
                                   1998       $196,760       $82,532         $1,800            23,820       $45,641

Byron K. Satterfield               2000       $111,500       $17,309            -                -          $16,723
Executive Vice President and       1999       $106,500       $14,960            -                -          $15,173
Trust Officer                      1998       $101,360       $13,971         $1,400             7,395       $13,966


Frank W. Wilkinson                 2000       $ 92,170       $ 9,932            -                -          $ 2,400
Executive Vice President and       1999       $ 80,920       $ 9,149            -                -          $ 2,800
Chief Operating Officer            1998       $ 67,680       $ 7,242         $2,000             5,175       $ 1,800


Jeffery L. Forlines                2000       $ 90,517       $14,115            -                -          $ 1,950
Senior Vice President and          1999       $ 80,700       $17,378            -                -          $ 2,640
Chief Credit Officer               1998       $ 70,840       $ 7,026         $  600             5,120       $ 4,465


-----------------------------------------------------------------------------------------------------------------------

(1) The amounts in the Bonus column include cash bonuses paid pursuant to The Executive Bonus Plan. Mr. R. W. Wilkinson received the following amounts under this plan: 2000 - $26,409; 1999 - $29,973; and 1998 - $30,015. Mr.
     Satterfield received the following amounts under this plan: 2000 - $14,528; 1999 - $12,211; and 1998 - $10,350. Mr. F. W. Wilkinson received the following amounts under this plan: 2000 - $9,932; 1999 - $9,149; and 1998 - $7,242. Mr. Forlines received the following amounts under this plan: 2000 - $9,999; 1999 - $10,175; and 1998 - $7,026. Additionally, under a split-dollar life insurance arrangement, Mr. R. W. Wilkinson received the following bonus amounts to be applied to the cost of insurance: 2000 - $62,183; 1999 - $57,133; and 1998 - $52,517. Mr. Satterfield received the following amounts under a similar split-dollar life insurance arrangement:
     2000 - $2,781; 1999 - $2,749; and 1998 - $3,621. Mr. Forlines received the following amounts under a relocation reimbursement arrangement: 2000 - $4,116; and 1999 - $7,203.

(2)  Includes amounts paid for services as a director.

(3) Includes amounts contributed by the Corporation pursuant to its qualified 401(k) retirement savings plan as follows: Mr. R. W. Wilkinson, 2000 - $5,250, 1999 - $5,000, and 1998 - $5,000; Mr. Satterfield, 2000 - $5,250,
     1999 - $5,000, and 1998 - $5,000; Mr. F. W. Wilkinson, 2000 - $2,400, 1999
     - $ 2,800, and 1998 - $1,800; and Mr. Forlines, 2000 - $1,950, 1999 -
     $2,640, and 1998 - $4,465. Additionally, the current dollar value of the benefit to executive officers of the remainder of the premiums paid by the Corporation under a split-dollar life insurance arrangement, projected on an actuarial basis, is as follows: Mr. R. W. Wilkinson, 2000 - $48,507, 1999 - $44,543, and 1998 - $40,641; and ; Mr. Satterfield, 2000 - $11,473,
     1999 - $10,173; and 1998 - $8,966.

         The Corporation provides certain personal benefits to officers not directly related to job performance, such as personal use of automobiles and the portion of club dues and fees which may be attributable to personal use. Management of the Corporation has concluded that the aggregate amounts of such personal benefits do not exceed the lesser of either $50,000 or 10% of total salary and bonus for any individual officer.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

         Please see the glossary at the end of this report for definitions of the capitalized terms used in this report which have not already been defined in this Proxy Statement.

Overview of Compensation Philosophy

         The Committee establishes the salaries and other compensation of the executive officers of the Company, including its President and CEO and other Named Executive Officers. The Committee consists entirely of independent Directors who are not officers or employees of the Company.

         The Company's executive compensation program is designed to:

 .    retain executive officers by paying them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

 .    link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

 .    encourage ownership of Company common stock by executive officers.

         As discussed below, the program consists of, and is intended to balance, three elements:

 .    Salaries. Salaries are based on the Committee's evaluation of individual job performance and an assessment of the salaries and total compensation mix paid by the Company's Peer Group to executive officers holding equivalent positions.

 .    Executive Annual Incentive Awards. Executive Annual Incentive Awards are
     based on an evaluation of both individual and Company performance against qualitative and quantitative measures.

 .    Long-term Incentive Compensation. Long-term incentive awards, which consist of stock options are designed to insure that incentive compensation is linked to the long-term performance of the Company and its common stock.

Evaluation of Executive Performance

         The Committee does not usually rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the President and CEO and the Company's other executive officers. Instead, the Committee considers:

 .    management's overall accomplishments;

 .    the accomplishments of the individual executives;

 .    the Company's financial performance; and

 .    other criteria discussed below.

         In 2000, management continued to effectively implement its long-term strategies, which included:

 .    growth and expansion of the current market share.

 .    enhancement of credit underwriting policies and procedures.

 .    growth and expansion of nontraditional bank products.

         The Committee believes that the success of these strategies is evidenced by:

 .    the Company's financial performance in 2000;

 .    the implementation of underwriting policies and practices to identify more accurately problem loans.

 .    the implementation of underwriting policies and practices to enhance the quality of new loans.

 .    the Company's affiliation with Bankers Insurance Corp., a multi-bank owned insurance agency to offer a full-range insurance products.

 .    the Company's affiliation with Solomon Smith Barney to offer a full range of brokerage services.

Total Compensation

         Target total compensation levels of Company executives are established with consideration given to an analysis of competitive market total compensation. The total compensation package for each executive is then broken down into the basic components indicated above and discussed in more detail below. In recent years, the Committee has been directing a shift in the mix of the Company's executive compensation towards incentive compensation, with proportionately lesser emphasis on salaries. This strategy is intended to increase the performance orientation of the Company's executive compensation, and the Committee intends to continue this emphasis in 2001. Based on available public data and the analysis of its outside compensation advisors, the total compensation of Mr. Wilkinson and the other Named Executive Officers generally fell in the median of total compensation paid by the Peer Group to their executives holding equivalent positions. The Committee believes that position was consistent with the performance of the Company compared to the Peer Group.

Salaries

         In setting salaries, the first element of executive compensation, the Committee did not use a predetermined formula. Instead, the 2000 salaries of the President and CEO and the other executive officers were based on:

 .    the Committee's evaluation of each officer's individual job performance;

 .    an assessment of the Company's performance; and

 .    a consideration of salaries paid by the Peer Group to executive officers holding equivalent positions.

         President and CEO. Mr. R. W. Wilkinson's salary in 2000 totaled $211,875. Compensation for 2001 has not been set. It is anticipated that Mr. Wilkinson's salary will be adjusted for inflation.

         Other Named Executive Officers. The 2000 salaries of Messrs. Satterfield, F. W. Wilkinson and Forlines, the other Named Executive Officers are shown in the "Salary" column of the Summary Compensation Table.

Executive Annual Incentive Awards

         The second element of the executive compensation program is the Executive Bonus Plan.

         The Board of Directors adopted the Executive Bonus Plan in 1998. Under the terms of this plan, the Board awards a bonus based on a formula which considers the return of average assets and overall growth of the Company.

         For 2000, an annual incentive award of $26,409 for Mr. R. W. Wilkinson was approved by the Committee and confirmed by the Board. The Annual Incentive Awards for 2000 paid to each of the Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table.

Long-Term Incentive Compensation - Stock Option Plan

         In 1998, Mr. R. W. Wilkinson and the other executive officers became eligible to participate in the Company's long-term incentive compensation program, the third element of executive compensation. As discussed below, the program consisted of stock option grants which would be made under the Company's Stock Option Plan.

         President and CEO. Based upon this data, no options were awarded in 1999 or 2000.

         Other Named Executive Officers. The other Named Executive Officers were awarded no options in 1999 or 2000. The Key-Employee Stock Options of the Named Executive Officers and all other executive officers will vest over a five
(5) year period with twenty (20) percent of the options vesting each year.

Glossary

         Committee. The Executive Compensation Committee of the Board of Directors which is comprised of the non-employee members of the Executive committee.

         Executive Bonus Awards. These awards are annual cash payments which may be awarded by the Committee pursuant to the Company's Bonus Plan which sets a maximum award to each executive officer on the basis of both Company performance and individual performance over the prior year. Qualitative and quantitative performance indicators are used to serve as the basis for an assessment of the performance of the executive officers and are published by the Committee (and approved by the Board in the case of the CEO) at the beginning of the performance period.

         Stock Options. Stock options granted under the Company's Stock Option Plan to a select group of management employees are considered to have a substantial impact on the Company's operations.

         Named Executive Officers. This refers to the executive officers of the Company who earn salaries and bonuses in excess of $100,000.

         Peer Group. This group consists of a national peer group of banks with assets of 200-500 Million Dollars.

THE EXECUTIVE COMPENSATION COMMITTEE

         Robert M. Jones
         Charles A. Peters
         Scott H. Shott

First Century Bankshares, Inc. Plans

         Retirement Savings Plan. The Company maintains a qualified 401(k) retirement savings plan. All full time employees are eligible to participate on a voluntary basis, after completing their first year of service. All employee contributions were matched by the Company at a rate of fifty percent (50%) of the employee contribution for 2000.

         Pension Plan. The Company and its subsidiary have maintained a qualified, noncontributory pension plan for which each year's accrued costs are funded by the Bank. This Plan was amended January 1, 1989, to incorporate any new subsidiaries which may become associated with the Company.

         Amounts are accrued or set aside each fiscal year to provide fixed benefits to employees in the event of retirement at a specified age after a specified number of years of service. The amount of estimated annual benefits upon retirement assumes that the employee will continue to be employed at his or her present compensation until retirement at age 65.

         All employees who have attained the age of 22 and who have been employed for at least six (6) months are eligible to participate. Benefits are determined on an actuarial basis under a formula which takes into consideration the participant's years of service and highest average earnings.

         The cost of contributions to the plan is not included in the table contained under the caption "Executive Compensation" because the regular actuaries of the plan cannot readily calculate the amount of the contribution applicable to individual members of the plan. Because of the present excess funded position of the pension plan, no contributions have been made since 1985.

         The table set forth below illustrates the estimated annual retirement benefits payable to salaried employees, based on approximate current salary levels, assuming retirement at age 65 on January 1, 2001.

 ----------------------------------------------------------------------------------------------
      Average Annual
     Salary, Highest                                  Years of Service
                                                    --------------------
       Five Years
    ---------------
                               15          20          25         30        35         40
                             ------      ------      ------     ------    ------    --------
         $ 15,000           $ 4,275     $ 5,700     $ 7,125    $ 8,550  $  9,975   $  11,400
         $ 25,000             7,125       9,500      11,875     14,250    16,625      19,000
         $ 35,000             9,975      13,300      16,625     19,950    23,275      26,600
         $ 45,000            12,825      17,100      21,375     25,650    29,925      34,200
         $ 55,000            15,675      20,900      26,125     31,350    36,575      41,800
         $ 65,000            18,525      24,700      30,875     37,050    43,225      49,400
         $ 75,000            21,375      28,500      35,625     42,750    49,875      57,000
         $ 85,000            24,225      32,300      40,375     48,450    56,525      64,600
         $ 95,000            27,075      36,100      45,125     54,150    63,175      72,200
         $105,000            29,925      39,900      49,875     59,850    69,825      79,800
         $115,000            32,775      43,700      54,625     65,550    76,475      87,400
         $125,000            35,625      47,500      59,375     71,250    83,125      95,000
         $135,000            38,475      52,300      64,125     76,950    89,775     102,600
         $145,000            41,325      55,100      68,875     82,650    96,425     110,200
         $150,000            42,750      57,000      71,250     85,500    99,750     114,000
         $155,000            44,175      58,900      73,625     88,350   103,075     117,800
         $160,000            45,600      60,800      76,000     91,200   106,400     121,000
 ----------------------------------------------------------------------------------------------

         As of December 31, 2000, Mr. R. W. Wilkinson had 38 credited years of service, Mr. Satterfield had 37 credited years of service, Mr. F. W. Wilkinson had 10 credited years of service, and Mr. Forlines had 24 credited years of service under the pension plan.

                               PERFORMANCE GRAPH

         This graph compares our total shareholder returns (assuming reinvestment of dividends), the NASDAQ stock index and the Carson Medlin Company's Independent Bank Index. The Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of 23 independent community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia.

                        FIRST CENTURY BANKSHARES, INC.

                         Five Year Performance Index


   -----------------------------------------------------------------------------------
                                    1995     1996      1997     1998     1999    2000
                                    ----     ----      ----     ----     ----    ----
   -----------------------------------------------------------------------------------
   FIRST CENTURY
   BANKSHARES, INC.                  100      117      126       161      122     96
   -----------------------------------------------------------------------------------
   INDEPENDENT BANK INDEX            100      128      193       204      185    191
   -----------------------------------------------------------------------------------
   NASDAQ INDEX                      100      123      151       213      395    238
   -----------------------------------------------------------------------------------

Identification of Executive Officers

         Set forth below is information concerning the Company's Executive Officers.

-------------------------------------------------------------------------------------------------------------------
                                             Year
            Name                Age       Appointed                      Present Position
-------------------------------------------------------------------------------------------------------------------
   B. L. Jackson                76           1983        Chairman of the Corporation
-------------------------------------------------------------------------------------------------------------------
   R. W. Wilkinson              68           1983        President and Chief Executive Officer of the Corporation
                                                         and First Century Bank, N.A.
-------------------------------------------------------------------------------------------------------------------
   Charles A. Peters            78           1983        Secretary of the Corporation
-------------------------------------------------------------------------------------------------------------------
   Byron K. Satterfield         62           1989        Executive Vice President and Trust Officer,
                                                         First Century Bank, N.A.
-------------------------------------------------------------------------------------------------------------------
   Frank W. Wilkinson           39           1996        Executive Vice President & Chief Operating Officer, First
                                                         Century Bank, N.A.
-------------------------------------------------------------------------------------------------------------------
   William E. Albert            49           1984        Assistant Secretary of the Corporation; Senior Vice
                                                         President and Cashier, First Century Bank, N.A.
-------------------------------------------------------------------------------------------------------------------
   J.  Ronald Hypes             39           1994        Treasurer of the Corporation; Senior Vice President
                                                         and Chief Financial Officer, First Century Bank, N.A.
-------------------------------------------------------------------------------------------------------------------
   Jeffery L. Forlines          45           1998        Senior Vice President & Chief Credit Officer,
                                                         First Century Bank, N.A.
-------------------------------------------------------------------------------------------------------------------

                            PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of February 28, 2001, the persons or entities who to the best information and knowledge of the Corporation, beneficially own more than 5% of the outstanding shares of the Corporation's common stock. Except where otherwise indicated, the following stockholders are the record owners of, and possess sole voting and investment powers with respect to, all of their shares.

          Name and Address             Amount and Nature of        Percent
         of Beneficial Owner           Beneficial Ownership        of Class
       -----------------------       ------------------------    ------------
R. W. Wilkinson                               221,500/(1)/           11.08%
2207 Orchard Way
Bluefield, West Virginia 24701

The Ethel N. Bowen Foundation                 130,000/(2)/            6.50%
500 Federal Street
Bluefield, West Virginia 24701

(1) Includes 201,500 shares owned of record by Mr. Wilkinson. Also includes 20,000 shares owned of record by Mr. Wilkinson's wife, as to which Mr. Wilkinson disclaims beneficial ownership.

(2) These shares are held by First Century Bank, N.A. as a safekeeping custodian for The Ethel N. Bowen Foundation. The Ethel N. Bowen Foundation is a private charitable foundation, the affairs of which are governed by a board of directors composed of six persons. Four of these directors are also directors of First Century Bankshares, Inc. and First Century Bank, N.A. and include: B. L. Jackson, Jr., B. K. Satterfield, F. W. Wilkinson, and R. W. Wilkinson. The fifth director, Jeffery L. Forlines, is an executive officer of the Corporation. The sixth director is Henry C. Bowen.

               REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION
                            OF PROXY PROPOSALS AND
                        OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------

         The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

         Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by us, Attention: Secretary, at our principal executive offices by December 31, 2001 for inclusion in the proxy statement and form of proxy relating to that meeting.

Stock Transfers

         Shares of the Company's common stock are occasionally bought and sold by private individuals, firms or corporations. In many instances, the Company does not have knowledge of the purchase price or the terms of the purchase. No definitive records of bids and ask or sale prices are available.

         If you would like information about firms that make a market in our stock, you may contact J. Ronald Hypes, Treasurer, First Century Bankshares, Inc., 500 Federal Street, Bluefield, West Virginia 24701.



--------------------------------------------------------------------------------

                                   FORM 10-K
--------------------------------------------------------------------------------

         The company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the company's annual report on Form 10-K for 2000. Requests for copies of such report should be directed to J. Ronald Hypes, Treasurer, First Century Bankshares, Inc., 500 Federal Street, Bluefield, West Virginia 24701.

--------------------------------------------------------------------------------

         Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                                        By Order of the Board of Directors,


March 23, 2001

                                  Appendix A


                        First Century Bankshares, Inc.
                            Audit Committee Charter


MISSION STATEMENT

The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee shall review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations with the Board of Directors, Management, and the Internal and External Auditors. To effectively perform his or her role, each committee member shall obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

Independence is defined under the Code of Profession Conduct (Rule 101) as a highly subjective term because it concerns an individual's ability to act with integrity and objectivity. Integrity relates to honesty, while objectivity is the ability to be neutral during the conduct of the engagement and the preparation of the report.

ORGANIZATION

Committee Composition

The Audit Committee shall be comprised of five or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members should have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Frequency of meetings

The Audit Committee shall hold four regular meetings each year. Any member of the Committee, including the Internal Auditor can call special meetings. For both regular and special meetings, a quorum must be present in order to transact official business.

ROLES AND RESPONSIBILITIES

Internal Control

 .    Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities

 .    Focus on the extent to which internal and external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown

 .    Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management

 .    Ensure that the internal auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters

Financial Reporting

General
-------

 .    Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements

 .    Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks

Annual Financial Statements
---------------------------

 .    Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members; assess whether the financial statements reflect appropriate accounting principles

 .    Pay particular attention to complex and/or unusual transactions such as restructuring changes and derivative disclosures

 .    Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies

 .    Meet with management and the external auditors to review the financial statements and the results of the audit

 .    Consider management's handling of proposed audit adjustments identified by the external auditors

 .    Review Management's Discussion and Analysis and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations

 .    Ensure that the external auditors communicate certain required matters to the committee


Interim Financial Statements
----------------------------

 .    Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis

 .    Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review (this may be done by the committee chairperson or the entire committee)

 .    To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from internal and external auditors on whether;

     -- Actual financial results for the quarter or interim period varied significantly from budgeted or projected results
     -- Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices
     --    Generally accepted accounting principles have been consistently applied
     -- There are any actual or proposed changes in accounting or financial reporting practices
     --    There are any significant or unusual events or transactions
     -- The company's financial and operating controls are functioning effectively
     -- The company has complied with the terms of loan agreements or security indentures

 .    Ensure that the external auditors communicate certain required matters to the committee

Compliance with Laws and Regulations
------------------------------------

 .    Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities

 .    Periodically obtain updates from management, general counsel, and tax director regarding compliance

 .    Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements

 .    Review the findings of any examinations by regulatory agencies, such as the
     OCC or Securities and Exchange Commission

Internal Audit
--------------

 .    Review the activities and organizational structure of the internal audit function

 .    Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit

 .    Review the effectiveness of the internal audit function

External Audit
--------------

 .    Review the external auditors' proposed audit scope and approach

 .    Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors

 .    Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' assertion on their independence in accordance with professional standards

Other Responsibilities
---------------------

 .    Meet with the external auditors, director of internal audit and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately

 .    Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis

 .    If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist

 .    Perform other oversight functions as requested by the full board

 .    Review and update the charter, receive approval of changes from the board

REPORTING RESPONSIBILITIES

 .    Regularly update the board of directors about committee activities and make appropriate recommendations

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                     THE ANNUAL MEETING OF STOCKHOLDERS OF
                        FIRST CENTURY BANKSHARES, INC.

  The undersigned stockholder(s) of FIRST CENTURY BANKSHARES INC., hereby appoints and constitutes CHARLES A. PETERS, BYRON K. SATTERFIELD, SCOTT H. SHOTT AND FRANK W. WILKINSON, or any one of them, but if more than one present, a majority of them present, to act as lawful attorney or proxy of the undersigned, with the power of substitution for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Corporation to be held on April 17, 2001, at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, at 11:00 a. m. or any adjournment thereof, for the following purposes and upon any other matters that may come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies:

1. To elect fifteen (15) directors of the Corporation for terms of one year, and until their successors are elected and qualified.
  [_] FOR all nominees listed      [_] WITHHOLD AUTHORITY
  below                            You also may withhold authority to
  (except as marked to the         vote for any nominee by lining through
  contrary below)                  or otherwise striking out his name.

Paul Cole, Jr.           Marshall S. Miller       John H. Shott            J. Brookins Taylor, M.D.
Eustace Frederick        Charles A. Peters        Scott H. Shott           Frank. W. Wilkinson
B. L. Jackson, Jr.       C. E. Richner            Walter L. Sowers         R. W. Wilkinson
Robert M. Jones, M.D.    Byron K. Satterfield     Wm. Chandler Swope

                 (Continued and to be signed on reverse side)

2. To ratify the selection of the firm of PricewaterhouseCoopers, LLP, as independent auditors of the Corporation for the fiscal year ending December 31, 2001.
             [_] FOR                  [_] AGAINST               [_] ABSTAIN
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED RATABLY FOR PROPOSAL 1 AND WILL BE VOTED FOR PROPOSAL 2.

                                            Dated this .................., 2001

                                            ...................................
                                                                      Signature

                                            ...................................
                                                                      Signature
                                            (When signing as an attorney,
                                            administrator, trustee or
                                            guardian, please give full title
                                            as such. If a corporation, please
                                            sign in full corporate name by
                                            President or other authorized
                                            officer. If a partnership, please
                                            sign in partnership name by
                                            authorized person. For joint
                                            accounts, each joint owner should
                                            sign.)

  (Please date and sign exactly as name(s) appear on the share certificate.)